UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2002

GERBER SCIENTIFIC, INC. (Exact name of Registrant as specified in its charter)

CONNECTICUT	1-5865	06-0640743
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

83 Gerber Road West, South Windsor, Connecticut	06074
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(860-644-1551)

Not Applicable
(Former name or former address, if changes since last report)

Item 5.     Other Events and Regulation FD Disclosure

See the following press release, dated July 29, 2002, announcing Gerber Scientific's Credit Facility extension through August 2003 and Annual Report on Form 10-K filing extension.

For Immediate Release	Contact: Shawn M. Harrington
July 29, 2002	(860-644-1551)

Banks Agree to Extend Gerber Scientific's Credit Facility through August 2003

Gerber Files for Extension of Form 10-K Filing

SOUTH WINDSOR, CT -- Gerber Scientific, Inc. (NYSE: GRB) announced today that it reached an agreement with its bank group to amend the company's covenants and extend its credit facility through August 15, 2003.

"We are pleased with the positive outcome of our negotiations with the company's bank group," said Marc T. Giles, president and chief executive officer. "We believe the company's existing cash balances, anticipated cash flows and borrowings against this credit facility will be sufficient to meet its operating requirements."

Gerber also announced today that it had filed Form 12b-25 with the Securities and Exchange Commission to obtain a 15-day extension through August 13, 2002 to file its Annual Report on Form 10-K for the company's fiscal year ended April 30, 2002.

The company said that the extension will provide Gerber Scientific with additional time to file its Annual Report on Form 10-K and to complete its previously announced independent review of its financial statements from January 1, 1998 through April 30, 2002.

About Gerber Scientific, Inc.

Gerber Scientific (http://www.gerberscientific.com) is the world's leading supplier of sophisticated automated manufacturing systems for sign making and specialty graphics, apparel and flexible goods, and optical lens processing. Headquartered in South Windsor, Connecticut, the Company operates through four wholly owned subsidiaries: Gerber Scientific Products and Spandex PLC, Gerber Technology, and Gerber Coburn.

Safe Harbor Statement:

In addition to the historical information contained herein, there are matters discussed that are considered to be "forward-looking statements." The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental, and technological factors affecting the Company's operations, markets, products, and services, that could significantly affect results in the future. For a discussion of other risk factors relating to the Company's business, see the Company's Quarterly Reports on Form 10-Q for the quarters ended July 31, 2001, October 31, 2001, and January 31, 2002 and its Annual Report on Form 10-K for the year ended April 30, 2001, as filed with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date of this release, and the Company assumes no obligation to update or revise any forward- looking statements contained in this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.
(Registrant)

Date:	July 29, 2002	By:	/s/ Shawn M. Harrington
Shawn M. Harrington Senior Vice President (Principal Financial and Accounting Officer)